Exhibit 99.2

Investor Presentation NAREIT Conference – June 2016 Presentation as of 1/31/2016, except where noted

Highlights 1 Only Upper Midwest Focused REIT Commitment to Core Properties and Strategic Repositioning Trading at Discount to NAV Deepened Focus on Capital Allocation & Balance Sheet Management Red 20 Minneapolis, MN 71 France Edina, MN Colonial Villa Minneapolis, MN 6/3/2016 On June 6th, the Company announced its strategic move to become a pure-play multifamily REIT long-term

Company Overview 2 IRET owns a portfolio primarily comprised of high-quality multifamily and healthcare properties in the Upper Midwest Multifamily properties make up ~63% of total value On January 23, 2015 IRET announced a Strategic Repositioning to refine its strategy and focus on its core assets In the nine months ended fiscal January 31, 2016, the company has disposed of 5.1mm sq. ft. of non-core commercial real estate, streamlining its operating platform and focusing on better return investments On June 6th, the Company announced its strategic move to become a pure-play multifamily REIT long-term (1) 1. Includes industrial and legacy properties. 6/3/2016 # Properties Units Sq. Ft. (mm) Multifamily 102 12,792 -- Senior Housing 34 -- 1.5 Medical Office 33 -- 1.6 Other 17 -- 1.5 Total 186 12,792 4.6

Overview of Strategic and Capital Plan Management has completed a review of its operating platform, value creation strategy, and target markets and developed a three-pronged approach to sustaining growth 3 6/3/2016 Pure-play multifamily Continue with asset sales of non-core, non-multifamily assets Focus on vibrant Upper Midwest markets with strong risk adjusted returns Focus on larger assets, efficient design, and economies of scale Portfolio Simplification Focus on improving operating margins Value-add initiatives to reposition existing assets and capture higher rents Integration of rent optimization software across portfolio Conversion to a ratio utility billing system to recapture tenant utility expenses Improving Effective Operations Focus on optimal long-term capital allocation strategy Long-term goal to achieve credit rating metrics in line with peers with an investment grade rating Reduced Company liabilities by $270mm in the nine months ending 1/31/2016 Continue Balance Sheet Optimization 1 2 3

Recent Accomplishments Multifamily 4 Acquisitions $62mm in acquisitions over the nine months ended 1/31/2016 350 multifamily units Announced a $72mm acquisition on March 22, 2016 Core market of Rochester, MN 393 multifamily units $134mm of total acquisitions in the 12 months ended 4/30/2016 Capital Recycling Disposed non-core real estate assets, which sold for $504.9mm in the nine months ended 1/31/2016 Reduce exposure in non-core markets and asset classes Concentrated operating platform Building a better balance sheet Reduced Company liabilities by $270mm in the nine months ended 1/31/2016 Increased liquidity by $42mm since 4/30/2015 Stronger, more focused company 45% of multifamily assets on 1/31/2015; 63% as of 1/31/2016 Development Five new developments of $80mm placed in service in previous nine months ended 1/31/2016 360 multifamily units 6/3/2016 Q3 2015 Announced Strategic Repositioning plan to dispose of office and retail portfolios Closed on sale of 14,820 sq. ft. retail property for $5.3mm in gross proceeds Closed on sale of 395,951 sq. ft. of office space for $29.3mm in gross proceeds Closed on sale of 13,374 sq. ft. of office space for $1.0mm in gross proceeds Q4 2015 Q1 2016 Announced sale of 117,144 sq. ft. of office space for gross proceeds of $7.0mm Announced sale of 17 retail properties (1.04mm sq. ft.) for gross proceeds of $81.5mm and sale of 39 office properties for $290mm gross proceeds Q2 2016 Closed on two sales totaling 39 office properties, 2.9mm sq. ft. and $290mm in gross proceeds Q4 2016 Acquired multifamily portfolio for $72.5mm, disposed of student housing portfolio for $5.6mm Sold a healthcare and retail facility for $24.5mm and $1.7mm, respectively

Progress So Far 5 Portfolio as of January 31, 2016 Portfolio as of January 31, 2015 Note: Proportions of property types are based on property cost by segment. The Company did add a non-core Industrial asset in the last year as a result of a redevelopment. The Company has gone from 69% multifamily and healthcare to 94% multifamily and healthcare in the last 12 months 6/3/2016 Multifamily 44.6% Office 22.9% Healthcare 24.8% Retail 5.3% Industrial 2.4% Multifamily 62.9% Office 1.5% Healthcare 31.1% Retail 1.1% Industrial 3.4%

Where We Are Going 6 12% 13% 15% 10% 8% 8% 12% 7% 7% 3% 3% 2% % of Multifamily NOI: Same-Store Units (as of 1/31/2016) Multifamily Healthcare Industrial Other Non-core assets Goal: 100% pure-play Upper Midwest-focused multifamily REIT ID MT WY ND SD NE KS IA MN WI 6/3/2016 1,370 1,230 1,104 1,042 1,015 969 909 770 734 319 270 145 Omaha, NE Grand Forks, ND Rochester, MN Topeka, KS St. Cloud, MN Sioux Falls, SD Bismarck, ND Billings, MT Minot, ND Minneapolis, MN Rapid City, SD Williston, ND

7 Investment Thesis Pure-Play Multifamily IRET will be the only public pure-play multifamily REIT focused on the Upper Midwest Strong total returns enhanced by prudent development and value-add repositioning Upper Midwest Multifamily Focused Lowest unemployment of any region in the U.S. Generally, the supply and demand fundamentals in multifamily are in balance in our markets Multiple demand drivers in the Midwest with healthy microeconomies IRET’s Competitive Advantage Recent development and repositioning activity has generated competitive returns and market rents above the balance of the portfolio IRET is uniquely positioned to buy and operate multifamily assets in the Upper Midwest; we can quickly bring institutional capital to buy institutional-quality assets when competing with local private equity Scalable operating platform that expands seamlessly, which provides an advantage over local management firms 1 2 3 6/3/2016

8 Same-Store Multifamily Benchmarking Market-Leading Product Pure-Play Multifamily 1 Peer Range(1) Peers include AIV, APTS, BRG, IRT, MAA, MST, and NXRT. Annual figure as of 4/30/2015, which includes recurring and non-recurring capital expenditures. Represents average of total multifamily portfolio. $0 $3,000 $1,365(2) $1,175 $1,900 CapEx / Unit 90% 100% 95% 96% Occupancy IRET’s focus on large, premium development to put its operational and financial characteristics in-line with its multifamily peer group 40% 80% 53% 60% 64% NOI Margins 62% New Development $700 $2,000 $956(3) $1,000 $1,700 Monthly Rent $1,229 Non-same-store as of 1/31/2016 Turnover Ratio 60% 45% 70% 55% 52% Red 20 Minneapolis, MN Colonial Villa Burnsville, MN Quarry Ridge Rochester, MN Arcata Golden Valley, MN Chateau II Minot, ND Commons at Southgate Minot, ND 6/3/2016

9 Upper Midwest Multifamily Focus 2 U.S. Multifamily Cycle vs. U.S. Unemployment Unemployment Rate of IRET Markets vs. National Average The unemployment rate has always been a good, clear cyclical indicator highly correlated with real estate The average unemployment rate of IRET’s target markets is 160 bps below the national average North Dakota unemployment has remained low despite recent commodity market pullback because of an overall favorable business climate Source: U.S. Census Bureau, as of April 2016 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Apartment Vacancy Unemployment 10.0% 8.0% 6.0% 4.0% 2.0% IRET’s target markets show considerably low levels of unemployment versus the national average 6/3/2016 2.5% 3.0% 3.2% 3.8% 3.8% 4.2% 5.0% SD NE ND MN KS MT National Average

2 Upper Midwest Multifamily Focus

IRET

IRET's multifamily portfolio is located in fast-growing markets with higher-than-average household incomes and multiple demand drivers

Markets	% of Multifamily NOI	Median Household Income	Population Growth (2010 – 2014)	Home Ownership (2010 – 2014)	Market Drivers
Rochester, MN	15%	$66,214	4.4%	69.6%	• Home to world-renowned Mayo Clinic and a large presence by IBM
Grand Forks, ND	13%	$49,691	4.9%	51.6%	• University of North Dakota; Economy driven by strong agriculture; Air Force Base
Omaha, NE	12%	$57,527	5.5%	58.1%	• Home to five Fortune 500 companies including Berkshire Hathaway, Con Agra, and Union Pacific
Bismarck, ND	12%	$63,356	12.5%	64.8%	• State capital; University of Mary
Topeka, KS	10%	$54,388	(0.2%)	56.8%	• State capital; Goodyear and Blue Cross Blue Shield are the city's major employers
St. Cloud, MN	8%	$55,390	0.7%	53.4%	• Home to three universities; Economy driven by manufacturing and healthcare
Sioux Falls, SD	8%	$58,849	9.5%	60.8%	• Largest city in South Dakota; Healthcare industry along with Citigroup, Wells Fargo, and U.S. Air National Guard
Billings, MT	7%	$51,111	4.5%	63.0%	• Largest city in Montana, home to Montana State University
Minot, ND	7%	$57,248	17.2%	60.7%	• Home to U.S. Air Force base and Minot State University.
Minneapolis, MN	3%	$69,111	6.4%	48.6%	• Home to 16 Fortune 500 companies including Target, Medtronic, Best Buy, and United Healthcare
Rapid City, SD	3%	$49,808	6.9%	58.8%	• Driven by healthcare, tourism, agriculture; Home to U.S. Air Force base
Williston, ND	2%	$81,387	54.4%	64.5%	• Major employers include Halliburton, Baker Hughes, Key Energy

Source: Latest available data from U.S. Census Bureau: Median Household Income from U.S. Census Bureau's American Community 1-year Survey, Population Growth and Home Ownership Rate from U.S. Census Bureau Quick Facts

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11 Upper Midwest Multifamily Focus 2 Source: Integra Realty Resources 2016 Annual Viewpoint Note: Central Region consists of: Chicago, IL, Cincinnati, OH, Cleveland, OH, Columbus, OH, Dayton, OH, Detroit, MI, Indianapolis, IN, Kansas City, MO/KS, Louisville, KY, Minneapolis, MN, St. Louis, MN Cap Rates Vacancy Urban Class A Urban Class B Suburban Class A Suburban Class B -24 bps -19 bps -12 bps -20 bps -15 bps -19 bps -10 bps -12 bps 2014 2015 Central National The Central Region of the United States has seen much of the same cap rate compression as the rest of the nation 6/3/2016 7.61% 7.48% Urban Class A 4.65% 4.56% Urban Class B 4.05% 4.94% Suburban Class A 3.38% 3.83% Suburban Class B 6.28% 5.53% 6.04% 5.34% Central National 7.13% 6.39% 7.01% 6.19% Central National 6.19% 5.67% 6.04% 5.48% Central National 7.09% 6.50% 6.99% 6.38% Central National

12 IRET’s Competitive Advantage 3 2011 – 2016 Units: +48% 2011 – 2016 Rents: +37% IRET’s unique competitive advantage has enabled it to add scale to its multifamily platform and the improving portfolio quality is reflected in its rents 6/3/2016 8,661 9,161 10,280 10,779 11,844 12,792 $697 $724 $781 $843 $942 $956 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Current Units Rent / Unit

3 IRET's Competitive Advantage

IRET

IRET has a demonstrated ability to deliver market-leading developments that are providing strong operating margins on average, and should contribute strong total returns over time

	Dakota Commons	Southgate	Cypress Court I & II	Red 20	River Ridge	Quarry Ridge
Number of Units	44	341	196	130	146	313
Occupancy	86.4%	93.5%	96.4%	94.6%	95.2%	99.0%
Location	Williston, ND	Minot, ND	St. Cloud, MN	Minneapolis, MN	Bismarck, ND	Rochester, MN
Placed in Service	7/15/2014	Landings (108): 9/4/2013 Commons (233): 12/9/2014	Cypress Court I (132): 11/1/2013 Cypress Court II (64): 1/1/2015	11/21/2014	12/2/2013	6/29/2012
Avg. Rental Rate	$1,432	$1,228	$958	$1,668	$1,215	$1,269
Operating Margin	**57.1%**	**58.0%**	**60.4%**	**62.6%**	**69.2%**	**68.2%**
Commentary	• High-finish product • Maintaining strong rents in a competitive market • Maintaining a good occupancy in the midst of a competitive market correction	• High-amenity product on the desirable South Hill • Adjacent to a new retail facility and planned New Trinity Hospital	• Located in the popular Northwest St. Cloud market • Market with strong fundamentals • High amenities	• Eclectic building in historic district • 10,625 sq. ft. of commercial space • Plentiful amenities • Surrounded by retail stores • Final building delivered on 11/21/2014 • Initial cost of $28.3mm	• Well-located adjacent to airport • High-amenity and high-finish product • Market leader in rents	• Market-leading product for healthcare professionals at Mayo Clinic • Market leader in rents • Critical mass property with strong location • Near downtown


Quarry Ridge | Rochester, MN


Red 20 | Minneapolis, MN


River Ridge | Bismarck, ND

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3

IRET's Competitive Advantage

IRET

Management is delivering on the final stages of its development pipeline

	Deer Ridge	Cardinal Point	71 France[1]	Renaissance Heights	Chateau II	Monticello Crossings
Number of Units	163	251	3 buildings / 241 units	288	72	202
Occupancy (as of 4/30/2016)	50.9%	44.2%	53.0%	43.8%	84.7%	0.0%
Location	Jamestown, ND	Grand Forks, ND	Edina, MN	Williston, ND	Minot, ND	Monticello, MN
Placed in Service	FY 2016 Q4 *In Service*	FY 2016 Q4 *In Service*	FY 2016 Q4 *In Service*	FY 2016 Q1 *In Service*	FY 2016 Q1 *In Service*	FY 2017 Q2
Commentary	• Newest multifamily asset in the market • Adjacent to high school • High finishes and amenities	• Final building delivered in March 2016 • Located in the growing south Grand Forks market • Adjacent to a new elementary school • Two pools, high-amenity project	• 22,000 sq. ft. of commercial space • Final building delivered in April 2016 • Market leading product with high amenities • One of the strongest demographic markets for leasing in Minneapolis	• High-amenity project • Indoor pool, clubhouse, and workout facility • Strong location near airport and shopping center	• High-amenity building featuring tuck under garages, an indoor pool, a fitness center, a cardio theater, and a community room • Located in proximity to shopping and entertainment centers	• Units under construction • One building being delivered in two phases • Market leading location on the Interstate • Close proximity to public parks and quality schools


Deer Ridge | Jamestown, ND


Cardinal Point | Grand Forks, ND


71 France | Edina, MN

1. 60 units placed in service in May 2016.

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Strategy Expands IRET’s holdings to 1,773 units in the Rochester market Complements existing strategy of selling non-core assets and recycling capital into higher-quality institutional properties About The Portfolio Four properties consisting of 393 luxury townhomes Acquired in March 2016 for $72.5mm Average rent of $1,358 in April 2016 Property located in Rochester, MN Townhomes feature amenities such as private patios and are located near numerous shopping centers, hiking trails, and scenic natural views Strategy Increase scale in a focus market with strong demographics Expanded presence About The Property 276 multifamily townhome units Acquired in October 2015 for $56.0mm Average rent of $1,546 in the quarter ending 4/30/2016 Property located in prime area of Rochester, MN, near the world-renowned Mayo Clinic Townhomes feature an individual private entrance, attached garage, and spacious floorplans Selective acquisition strategy: Bringing institutional capital to institutional-quality assets in the Upper Midwest GrandeVille at Cascade Lake 15 Bouquet Portfolio 3 IRET’s Competitive Advantage 6/3/2016

16 Portfolio Simplification In process of divesting its non-core property segments Unique competitive advantage to buy and operate multifamily assets in the Upper Midwest Improving Effective Operations Technology-enabled rent optimization to maximize margins Scalable operating platform that is efficient and ready for growth Value-add initiatives that create demand and capture higher rents than the balance of the portfolio Continue Balance Sheet Optimization Reduced Company liabilities by $270mm in the nine months ending 1/31/2016 Reduce debt to further improve leverage metrics Long-term goal to achieve credit rating metrics in-line with peer group with an investment grade rating 1 2 6/3/2016 Strategic Initiatives for Value Creation 3

17 Portfolio Simplification Multifamily Arcata, Golden Valley, MN 51.8% of three months ended NOI as of Q3 2016 Leading publicly-traded owner of multi-family properties in the Upper Midwest $152.8mm of acquisitions since January 2015 1 18.4% of three months ended NOI as of Q3 2016 34 senior housing properties 1.5mm rentable sq. ft. 22.7% of three months ended NOI as of Q3 2016 33 medical office buildings FY 2015: $21.0mm 1.6mm rentable sq. ft. Senior Housing Medical Office Other 7.1% of three months ended NOI as of Q3 2016 Legacy Industrial, Retail, and Office properties Opportunistically divesting Non-Core Business Segments Note: All charts are a percentage of NOI as of Q3 FY 2016. Goal of becoming ~100% pure-play multifamily REIT; proceeds of non-core asset sales will be re-deployed into multifamily assets and other capital allocation strategies Ashland, Grand Forks, ND 6/3/2016 MN 34.1% ND 34.1% MT 5.8% SD 8.2% NE 10.2% KS 7.6% MN 32.8% ND 25.5% ID 14.4% WY 13.0% SD 7.2% NE 4.2% MT 3.0% On - Campus 73.1% Off - Campus 26.9% Industrial 48.7% Office 34.2% Retail 17.1%

18 LRO rent optimization software rolling out to all properties in FY 2017 2 Improving Effective Operations 4/30/2016 Anticipated 7/12/2016 Value-add program achieving 8% - 10% ROI by opportunistically repositioning specific assets Brookfield Village Topeka, KS Cimarron Hills Omaha, NE Focus on Top-Line Revenue Growth Ratio utility billing system allows utility cost recovery and reduces operating expenses Global purchasing strategies provide scale to operating platform 4/30/2016 Focus on Expense Management IRET continues to drive NOI margins with technology and creativity and enhancing its scaled operating platform Woodridge Rochester, MN 6/3/2016 Anticipated 1/1/2017 Units under LRO 12,792 Units under LRO 3,825 Units not under LRO 8,967 Units under RUBS 3,938 Units not under RUBS 8,854 Units under RUBS 10,873 Units not under RUBS 1,919

19 Overview In October 2015, IRET initiated a Value-Add Program for certain properties in order to respond to demand and achieve higher rents Apartment remodeling Upgrading amenities Enhancement of interior and exterior common areas Currently, 22 properties representing 3,608 units are in the program Apartments renovated as residents move out, minimizing loss of rental income Kitchen renovations include new appliances, cabinet upgrades, lighting, counters, and flooring Bathroom remodels include replacement of fixtures, lighting, cabinets, counters, and flooring Before After 2 Improving Effective Operations Renovated apartments are achieving a return of 8% - 10% 6/3/2016

Continue Balance Sheet Optimization 20 Committed to utilize a portion of sale proceeds to reduce debt Goal of growing unencumbered asset pool and obtaining unsecured line of credit Long-term goal to achieve credit rating metrics in line with peers with an investment grade rating Well-Laddered Debt Maturity Schedule 6/3/2016 3 $24.5 $30.9 $17.5 $24.5 $48.4 $60.7 $164.5 $119.3 $109.5 $40.9 $64.7 $19.5 $96.4 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 Thereafter Mortgages Payable Line of Credit

21 Only Upper Midwest Focused REIT Commitment to Core Properties and Strategic Repositioning Trading at Discount to NAV Deepened Focus on Capital Allocation & Balance Sheet Management Thomasbrook Lincoln, NE West Stonehill St. Cloud, MN 6/3/2016 Company Overview Regency Park Estates St. Cloud, MN On June 6th, the Company announced its strategic move to become a pure-play multifamily REIT long-term

Safe Harbor Statement and Legal Disclosure 22 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. Such risks, uncertainties and other factors include, but are not limited to changes in general and local economic and real estate market conditions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, level of competition, the effect of government regulation, the impact of newly adopted accounting principles, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2015 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligations to update or supplement forward-looking statements that become untrue because of subsequent events. Certain of the financial measures appearing in this slide presentation may be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for information prepared in accordance with GAAP. Supplemental financial disclosures for any non-GAAP financial measures in this presentation, including the most directly comparable GAAP measure and associated reconciliation, are provided in our most recent quarterly supplemental report, which is available on our website at www.iret.com. 6/3/2016